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                                                                    Exhibit 99.4

                      PACIFIC AEROSPACE & ELECTRONICS, INC.
     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to the requirements of Section 302 of the Sarbanes-Oxley Act of 2002, I, Charles A. Miracle, Chief Financial Officer of Pacific Aerospace & Electronics, Inc., certify that:

      1. I have reviewed this annual report on Form 10-K of Pacific Aerospace & Electronics, Inc. for the year ended May 31, 2002 (the "annual report");

      2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

      This Certification is being provided solely to comply with the provisions of Section 302 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the accompanying annual report, including for purposes of Section 18 of the Exchange Act, or as a separate disclosure document.

Dated: September 10, 2002




                                          /s/ Charles A. Miracle
                                          ----------------------
                                          Charles A. Miracle
                                          Chief Financial Officer